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                                                              Exhibit 10.38

                                                              Date: ____________

                            NONQUALIFIED STOCK OPTION
                             [FOR OUTSIDE DIRECTORS]

                                   Granted by

                         OUTLOOK SPORTS TECHNOLOGY, INC.

                       (hereinafter called the "Company")

                                       to

                                 ---------------

                        (hereinafter called the "Holder")

                                    under the

                1998 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

                                   WITNESSETH:

         For valuable consideration, the receipt of which is hereby acknowledged, the Company hereby grants to the Holder the following option:

          FIRST: Subject to the terms and conditions hereinafter set forth, the Holder is hereby given the right and option to purchase from the Company an aggregate of ______ shares of Common Stock of the Company, without par value, at the time and in the manner hereinafter stated. Schedule A attached hereto and hereby incorporated herein sets forth with respect to this option (i) its expiration date, (ii) its exercise price per share, (iii) its vesting rate, and
(iv) certain other terms and conditions applicable to this option and incorporated herein.

         This option is and shall be subject in every respect to the provisions of the Company's 1998 Incentive and Nonqualified Stock Option Plan (the "Plan"), as amended from time to time, which is incorporated herein by reference and made a part hereof. In the event of any conflict or inconsistency between the terms hereof and those of the Plan, the latter shall prevail. References herein to the Plan Administrator shall mean the Plan Administrator as defined in the Plan.

          This option shall be exercised by the delivery of written notice to the Company (the "Notice") setting forth the number of shares with respect to which the option is to be exercised and the address to which the certificates for such shares are to be mailed, together with (i) cash or check payable to


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the order of the Company for an amount equal to the option price for the number of shares specified in the Notice, or (ii) with the consent of the Plan Administrator, shares of Common Stock of the Company which (a) either have been owned by the Holder for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (b) have a fair market value on the date of surrender not greater than the option price for the shares as to which such option is being exercised, (iii) with the consent of the Plan Administrator, delivery of such documentation as the Plan Administrator and a broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the option price of the shares for which the option is being exercised, (iv) with the consent of the Plan Administrator, such other consideration which is acceptable to the Plan Administrator and which has a fair market value equal to the option price for the shares as to which the option is being exercised, or (v) with the consent of the Plan Administrator, a combination of (i), (ii), (iii) or (iv). For the purpose of the preceding sentence, the fair market value per share of the Common Stock so delivered to the Company shall be the closing price per share on the date of delivery as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq") National Market System or, if the Common Stock is not listed on the Nasdaq National Market System, the mean of the bid and asked prices per share on the date of delivery or, if the Common Stock is not traded over-the-counter, the fair market value per share as determined by the Plan Administrator.

         Pursuant to applicable Federal, state or local laws, the Company may be required to withhold income or other taxes upon the exercise of this option. The Company may require, as an additional condition to the exercise of this option, that the Holder pay the Company at the time of exercise an amount which the Company determines is sufficient to satisfy all federal, state and other governmental withholding tax requirements relating to such exercise.

         SECOND: The Company, in its discretion, may file a registration statement on Form S-8 under the Securities Act of 1933 to register shares of Common Stock reserved for issuance under the Plan. At any time at which such a registration statement is not in effect, it shall be an additional condition precedent to any exercise of this option that the Holder shall deliver to the Company a customary "investment letter" satisfactory to the Company and its counsel in which, among other things, the Holder shall state that the Holder is purchasing the shares for investment and acknowledges that they are not freely transferable except in compliance with state and federal securities laws.

         THIRD: Within a reasonable time after receipt by the Company of the Notice and payment for any shares to be purchased hereunder and, if required as a condition to exercise, the investment letter described in paragraph SECOND, the Company will deliver or cause to be delivered to the Holder (or if any other individual or individuals are exercising this option, to such individual or individuals) at the address specified in the Notice a certificate or certificates for the number of shares with respect to which the option is then being exercised, registered in the name or names of the individual or individuals exercising the option, either alone or jointly with another person or persons with rights of survivorship, as the individual or individuals exercising the option shall prescribe in


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writing to the Company at or prior to such purchase; provided, however, that if any law or regulation or order of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or the Holder (or the individual or individuals exercising this option) to take any action in connection with the shares then being purchased, the date for the delivery of the certificates for such shares shall be extended for the period necessary to take and complete such action, it being understood that the Company shall have no obligation to take and complete any such action. The Company may imprint upon such certificate legends referencing stock transfer restrictions which counsel for the Company considers appropriate. Delivery by the Company of the certificates for such shares shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Holder, at the address specified in the Notice.

         FOURTH: The existence of this option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, in any such case without receiving compensation therefor in money, services or property, then the number, class, and price per share of shares of stock subject to this option shall be appropriately adjusted in such a manner as to entitle the Holder to receive upon exercise of this option, for the same aggregate cash consideration, the same total number and class of shares as the Holder would have received as a result of the event requiring the adjustment had the Holder exercised this option in full immediately prior to such event.

         After a merger of one or more corporations with or into the Company or after a consolidation of the Company and one or more corporations in which the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as the case may be, the Holder shall, at no additional cost, be entitled upon exercise of this option to receive in lieu of the shares of Common Stock as to which this option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or Common Stock) to which the Holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, the Holder had been the holder of record of a number of shares of Common Stock equal to the number of shares for which this option shall be so exercised.


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         If the Company is merged with or into or consolidated with another corporation, other than a merger or consolidation in which the stockholders of the Company immediately prior to such merger or consolidation continue to own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as the case may be, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while this option remains outstanding, then (i) subject to the provisions of clause
(iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, the Holder of this option shall be entitled, upon exercise of this option, to receive, in lieu of the shares of Common Stock as to which this option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or Common Stock) to which the Holder would have been entitled pursuant to the terms of the merger, consolidation, liquidation, sale or disposition if, immediately prior to such event, the Holder had been the holder of a number of shares of Common Stock equal to the number of shares as to which such option shall be so exercised; (ii) the Plan Administrator may accelerate the time for exercise of this option, so that from and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Plan Administrator, such accelerated options shall be exercisable in full; or (iii) this option may be canceled by the Plan Administrator as of the effective date of any such merger, consolidation, liquidation, sale or disposition provided that (x) notice of such cancellation shall be given to the Holder and (y) the Holder shall have the right to exercise this option to the extent that the same is then exercisable or, if the Plan Administrator shall have accelerated the time for exercise of this option pursuant to clause (ii) above, in full during the 10-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

         Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

         FIFTH: No person shall, by virtue of the granting of this option to the Holder, be deemed to be a holder of any shares purchasable under this option or to be entitled to the rights or privileges of a holder of such shares unless and until this option has been exercised with respect to such shares and they have been issued pursuant to that exercise of this option.

         The Company shall, at all times while any portion of this option is outstanding, reserve and keep available, out of shares of its authorized and unissued stock or reacquired shares, a sufficient number of shares of its Common Stock to satisfy the requirements of this option; shall comply with the terms of this option promptly upon exercise of the option rights; and shall pay all fees or expenses necessarily incurred by the Company in connection with the issuance and delivery of shares pursuant to the exercise of this option.


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         SIXTH:  This option is not transferable by the Holder otherwise than by will or under the laws of descent and distribution.

         This option is exercisable, subject to the vesting rate and certain other terms and conditions contained in Schedule A attached hereto and incorporated herein, at any time prior to the date of expiration of this option and during the Holder's lifetime, only by the Holder, and by the Holder only while the Holder is an Outside Director (as that term is defined in the Plan) of the Company, except that in the event the Holder ceases to serve as an Outside Director to the Company for any reason other than death, this option shall terminate immediately.

         In the event of the death of the Holder while the Holder is serving as an Outside Director to the Company (or any parent or subsidiary of the Company) and before the expiration date of this option, this option shall terminate on the earlier of its expiration date and a date 180 days after his death. After the death of the Holder, the Holder's executors, administrators or any person or persons to whom the Holder's option has been transferred by will or by the laws of descent and distribution shall have the right, at any time prior to such termination, to exercise this option to the extent the Holder was entitled to exercise this option at the time of his death.

         SEVENTH: Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company and delivered by hand or by mail to the Treasurer of the Company, 428 Plaza Real, Suite 410, Boca Raton, Florida 33432 or such other address as the Company may hereafter designate.

         Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder or when deposited in the mail, postage prepaid, addressed to the Holder at the Holder's address furnished to the Company.

         EIGHTH: This option is subject to all laws, regulations and orders of any governmental authority which may be applicable thereto and, notwithstanding any of the provisions hereof, the Holder agrees that the Holder will not exercise the option granted hereby nor will the Company be obligated to issue or sell any shares of stock hereunder if the exercise thereof or the issuance or sale of such shares, as the case may be, would constitute a violation by the Holder or the Company of any such law, regulation or order or any provision thereof. The Company shall not be obligated to take any affirmative action in order to cause the exercise of this option or the issuance or sale of shares pursuant hereto to comply with any such law, regulation, order or provision.

         NINTH: This option shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware.

                                    * * * * *


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         IN WITNESS WHEREOF, the Company has caused this instrument to be executed in its name and on its behalf as of the date first written above.

                                    OUTLOOK SPORTS TECHNOLOGY, INC.

                                    By:
                                       -------------------------------
                                    Its:
                                        ----------------------------

ATTEST: (Seal)


------------------------------
Secretary or
Assistant Secretary


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                                   Schedule A
                         OUTLOOK SPORTS TECHNOLOGY, INC.

                            Nonqualified Stock Option

Date of Grant:
                                                 -------------------------------
Name of Holder:
                    ------------------------------------------------------------

Address:
                    ------------------------------------------------------------

City, State, Zip:
                    ------------------------------------------------------------

Social Security Number:
                                                 -------------------------------

Maximum number of shares for which
this option is exercisable:
                                                 -------------------------------

Exercise (purchase) price per Share:
                                                 -------------------------------

Expiration date of option:
                                                 -------------------------------

Vesting Rate:

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--------------------------------------------------------------------------------

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Position in, or relationship to, the Company:  Outside Director


Other terms and conditions: The Holder agrees that upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Holder shall agree in writing that for a period of time not to exceed one hundred eighty (180) days from the effective date of any registration of securities of the Company the Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Common Stock issued pursuant to the exercise of this option without the prior written consent of the Company or such underwriters, as the case may be.

                                *     *     *
The undersigned Holder acknowledges receipt of the stock option of which this Schedule A is a part and agrees to its terms.




                                           -------------------------------------
                                           Holder's Signature
                                           Print Name:


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